EXHIBIT 32

Certification

Pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002

(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Each of the undersigned officers of First Albany Companies Inc., a New York corporation (the "Company"), does hereby certify to such officer's knowledge that:

The Quarterly Report on Form 10‑Q for the quarter ended June 30, 2003 (the "Form 10‑Q") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10‑Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  August 12, 2003                                               /s/ ALAN P. GOLDBERG

                                                                                    Alan P. Goldberg
                                                                                    Chief Executive Officer

Dated:  August 12, 2003                                               /s/ STEVEN R. JENKINS

                                                                                    Steven R. Jenkins
                                                                                    Chief Financial Officer